Exhibit 8(k)
FORM OF
Appendix "B"
To
Custodian Agreement
Between
Brown Brothers Harriman & Co. and Each of the Investment
Companies Listed on Appendix "A" thereto
Dated as of June 18, 1998
 The following is a list of Additional Custodians, Special
Subcustodians and Foreign Subcustodians under the Custodian Agreement dated as of September 1, 1994 (the "Custodian Agreement"):
A. Additional Custodians

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
CUSTODIAN                                   PURPOSE
Bank of New York                            FICASH
                                            FITERM
B. Special Subcustodians:
SUBCUSTODIAN                                PURPOSE
Bank of New York                            FICASH
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C.  Foreign Subcustodians:

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
COUNTRY                       FOREIGN SUBCUSTODIAN                                   DEPOSITORY
Argentina                     Citibank, N.A., Buenos Aires                           Caja de Valores, S.A.;
                              (Citibank, N.A., New York Agt. 7/16/81                 Central de Registracion y
                              New York Agreement Amendment 8/31/90)                  Liquidacion de Instrumentos de
                                                                                     Endeudamiento Publico (CRYL)

                              BankBoston, N.A., Buenos Aires
                              (First Nat. Bank of Boston Agreement 1/15/88
                              Omnibus Amendment 2/22/94)

Australia                     National Australia Bank Ltd., Melbourne                Austraclear Limited;
                              (National Australia Bank Agt. 5/1/85                   Reserve Bank Information and
                              Agreement Amendment 2/13/92                            Transfer System (RITS)
                              Omnibus Amendment 11/22/93)

Austria                       Creditanstalt, AG, Vienna                              Oesterreichische Kontrollbank
                              (Creditanstalt Bankverein Agreement 12/18/89           Aktiengesellschaft (OEKB)
                              Omnibus Amendment 1/17/94)

Bahrain                       British Bank of the Middle East, Manama                None

Bangladesh                    Standard Chartered Bank, Dhaka                         None
                              (Standard Chartered Bank Agreement 2/18/92)

Belgium                       Banque Bruxelles Lambert, Brussels                     Caisse Interprofessionnelle de Depot
                              (Banque Bruxelles Lambert Agreement 11/15/90           et Virements de Titres (CIK);
                              Omnibus Amendment 3/1/94)                              Banque Nationale de Belgique (BNB)

Bermuda                       Bank of N.T. Butterfield & Son Ltd., Hamilton

Botswana                      Stanbic Bank Botswana, Limited, Gaborone

Brazil                        BankBoston, N.A., Sao Paulo                            Sao Paulo Stock Exchange
                              (First National Bank of Boston Agreement 1/5/88        (BOVESPA);
                              Omnibus Amendment 2/22/94)                             Rio de Janeiro Exchange (BVRJ);
                                                                                     Camara de Liquidacao e Custodia
                                                                                     S.A. (CLC)

Canada                        Canadian Imperial Bank of Commerce, Toronto            Canadian Depository for Securities,
                              (Canadian Imperial Bank of Commerce                    Ltd., (CDS)
                              Agreement 9/9/88
                              Omnibus Amendment 12/1/93)

                              Royal Bank of Canada, Toronto                          Bank of Canada
                              Proposed Agreement 2/23/96

Chile                         Citibank, N.A., Santiago                               Deposito Central de Valores, S.A.
                              (Citibank N.A., New York Agreement 7/16/81             (DCV)
                              New York Agreement Amendment 8/31/90)

China-Shanghai                Standard Chartered Bank, Shanghai                      Shanghai Securities Central Clearing
                              (Standard Chartered Bank Agreement 2/18/92)            & Registration Corporation
                                                                                     (SSCCRC)

China-Shenzhen                Standard Chartered Bank, Shenzhen                      Shenzhen Securities Registration
                              (Standard Chartered Bank Agreement 2/18/92)            Corp. Ltd., (SSRC)

Colombia                      Cititrust Colombia , S.A., Sociedad Fiduciaria, Bogota Deposito Central de Valores (DCV)
                              (Citibank N.A., New York Agreement 7/16/81
                              New York Agreement Amendment 8/31/90                   Deposito Centralizado de Valores
                              Citibank N.A. Subsidiary Amendment 10/19/95            (DECEVAL)
                              Citibank N.A./Cititrust Colombia Agreement 12/2/91)

Czech Republic                Citibank a.s., Praha, an indirect subsidiary of        Stredisko Cennych Papiru (SCP)
                              Citibank, N.A.                                         Czech National Bank

Denmark                       Den Danske Bank, Copenhagen                            Vaerdipapircentralen - VP Center
                              (Den Danske Bank Agreement 1/1/89
                              Omnibus Amendment 12/1/93)

Ecuador                       Citibank, N.A., Quito                                  None
                              (Citibank, N.A. New York Agreement 7/16/81
                              New York Agreement Amendment 8/31/90
                              Citibank, Quito Side Letter 7/3/95)

Egypt                         Citibank, N.A., Cairo                                  Misr for Clearing, Settlement
                              (Citibank, N.A. New York Agreement 7/16/81             and Depository
                              New York Agreement Amendment 8/31/90)

Finland                       Merita Bank Ltd., Helsinki                             Finnish Central Securities
                                                                                     Depository Ltd.

France                        Banque Paribas, Paris                                  SICOVAM;
                              Agreement 4/2/93)                                      Banque de France

Germany                       Dresdner Bank AG, Frankfurt                            Deutsche Borse Clearing (DBC)
                              (Dresdner Bank Agreement 10/6/95)

Ghana                         Merchant Bank (Ghana) Limited, Accra                   None

Greece                        Citibank, N.A., Athens                                 The Central Securities Depository,
                              (Citibank N.A., New York Agreement 7/16/81             Apothetirion Titlon A.E.
                              New York Agreement Amendment 8/31/90)
                                                                                     The Bank of Greece

Hong Kong                     The Hongkong & Shanghai Banking                        Central Clearing and
                              Corp., Ltd., Hong Kong                                 Settlement System (CCASS)
                              (Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                              Omnibus Supplement 12/29/93)

Hungary                       Citibank Budapest, Rt.                                 Central Depository and Clearing
                              (Citibank N.A., New York Agreement 7/16/81             House (Budapest) Ltd.,
                              New York Agreement Amendment 8/31/90                   (KELER Ltd.)
                              Citibank N.A. Subsidiary Amendment 10/19/95
                              Citibank N.A./Citibank Budapest Agmt. 1/24/92
                              (amended 6/23/92 and 9/29/92))

India                         Citibank, N.A., Mumbai                                 National Securities Depository Limited
                              (Citibank N.A., New York Agreement 7/16/81
                              New York Agreement Amendment 8/31/90
                              Citibank, Mumbai Amendment 11/17/93)

                              Standard Chartered Bank, Mumbai
                              (Standard Chartered Bank Agreement 2/18/92
                              SCB, Mumbai Annexure and Side Letter 7/18/94)

Indonesia                     Citibank, N.A., Jakarta                                 None
                              (Citibank N.A., New York Agreement 7/16/81
                              New York Agreement Amendment 8/31/90)

Ireland                       Allied Irish Banks, plc., Dublin                        Gilt Settlement Office (GSO)
                              (Allied Irish Banks Agreement 1/10/89
                              Omnibus Amendment 4/8/94)                               CREST

Israel                        Bank Hapoalim, B.M.                                     Tel-Aviv Stock Exchange
                              (Bank Hapoalim Agreement 8/27/92)                       (TASE) Clearinghouse Ltd.

Italy                         Banca Commerciale Italiana, Milan                       Monte Titoli S.p.A.
                              (Banca Commerciale Italiana Agreement 5/8/89
                              Agreement Amendment 10/8/93                             Banca D'Italia
                              Omnibus Amendment 12/14/93)

Japan                         The Bank of Tokyo-Mitsubishi, Ltd.,                     Japan Securities Depository Center.,
                              Tokyo                                                   (JASDEC); Bank of Japan

Jordan                        Arab Bank, plc, Amman                                   None
                              (Arab Bank Agreement 4/5/95

Kenya                         Stanbic Bank Kenya, Limited, Nairobi                    None

Lebanon                       British Bank of the Middle East, Beirut                 Midclear

Malaysia                      Hongkong Bank Malaysia Berhad,                          Malaysian Central Depository Sdn.
                              Kuala Lumpur                                            Bhd (MCD)
                              (Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                              Omnibus Supplement 12/29/93
                              Malaysia Subsidiary Supplement 5/23/94)                 Bank Negara Malaysia

Mauritius                     Hongkong & Shanghai Banking Corp., Ltd.,                Central Depository & Settlement Co.,
                              Port Louis                                              Ltd.

Mexico                        Citibank Mexico, S.A., Mexico City                      Institucion para el Deposito de
                              (Citibank N.A., New York Agreement 7/16/81              Valores- S.D. INDEVAL, S.A. de
                              New York Agreement Amendment 8/31/90                    C.V.
                              Citibank, Mexico, S.A. Amendment 2/7/95)
                              Banco de Mexico

Morocco                       Banque Marocaine du Commerce Exterieur,                 MAROCLEAR
                              Casablanca
                              (BMCE Agreement 7/6/94)

Namibia                       Standard Bank Namibia Ltd., Windhoek                    None

Netherlands                   ABN-AMRO, Bank N. V., Amsterdam                         Nederlands Centraal Instituut voor
                              (ABN-AMRO Agreement 12/19/88)                           (NECIGEF)/KAS Associatie N.V.
                                                                                      (KAS); De Nederlandsche  Bank (DNB)

New Zealand                   National Australia Bank Ltd., Melbourne                 New Zealand Securities
                              (National Australia Bank Agreement 5/1/85               Depository Limited (NZCDS)
                              Agreement Amendment 2/13/92
                              Omnibus Amendment 11/22/93
                              New Zealand Addendum 3/7/89)

Norway                        Den norske Bank ASA, Oslo                               Verdipapirsentralen (VPS)
                              (Den norske Bank Agreement 11/16/94)

Oman                          British Bank of the Middle East, Muscat                 Muscat Securities Market

Pakistan                      Standard Chartered Bank, Karachi                        The Central Depository
                              (Standard Chartered Bank Agreement 2/18/92)             Company of Pakistan (CDC)

Peru                          Citibank, N.A., Lima                                    Caja de Valores (CAVAL)
                              (Citibank N.A., New York Agreement 7/16/81
                              New York Agreement Amendment 8/31/90)

Philippines                   Citibank, N.A., Manila                                  The Philippines Central Depository,
                              (Citibank N.A., New York Agreement 7/16/81              Inc.; The Registry of Scripless
                              New York Agreement Amendment 8/31/90)                   Securities of the Bureau of the
                                                                                      Treasury Department of Finance

Poland                        Citibank Poland, S.A., Warsaw                           National Depository of Securities
                              (Citibank N.A., New York Agreement 7/16/81
                              New York Agreement Amendment 8/31/90                    National Bank of Poland
                              Citibank Subsidiary Amendment 10/19/95
                              Citibank, N.A./Citibank Poland S.A. Agt. 11/6/92)
                              Bank Polska Kasa Opieki S.A., Warsaw

Portugal                      Banco Comercial Portuges, Lisboa                        Central de Valores Mobiliaros
                                                                                      (Interbolsa)

Russia                        Credit Suisse First Boston (Moscow), Ltd                Rosvneshtorgbank (VTB)

                              Citibank T/O, Moscow                                    Moscow Interbank Currency
                                                                                      Exchange Clearinghouse (MICEX)

                                                                                      National Depository Center

Singapore                     Hongkong & Shanghai Banking                             Central Depository Pte Ltd. (CDP)
                              Corp., Ltd., Singapore
                              (Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                              Omnibus Supplement 12/29/93)

Slovak Republic               Internationale Nederlanden Bank N.V.(ING Bank           Stredisko Cennych Papeirov (SCP)
                              N.V.), Amsterdam
                                                                                      National Bank of Slovakia

South Africa                  First National Bank of Southern Africa Ltd.,            The Central Depository (Pty) Ltd.
                              Johannesburg                                            (CD)
                              (First National Bank of Southern Africa Agmt. 8/7/91)

South Korea                   Citibank, N.A., Seoul                                   Korean Securities Depository (KSD)
                              (Citibank N.A., New York Agreement 7/16/81
                              New York Agreement Amendment 8/31/90
                              Citibank, Seoul Agreement Supplement 10/28/94)

Spain                         Banco Santander S.A., Madrid                            Servicio de Compensacion y
                              (Banco Santander Agreement 12/14/88)                    Liquidacion de Valores (SCLV)

                                                                                      Banco de Espana

Sri Lanka                     Hongkong & Shanghai Banking Corp. Ltd.,                 Central Depository System (Pvt)
                              Colombo                                                 Limited (CDS)
                              (Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                              Omnibus Supplement 12/29/93)

Swaziland                     Standard Bank Swaziland, Limited, Mbabane               None

Sweden                        Skandinaviska Enskilda Banken, Stockholm                Vardepapperscentralen VPC AB
                              (Skandinaviska Enskilda Banken Agreement 2/20/89
                              Omnibus Amendment 12/3/93)

Switzerland                   Swiss Bank Corporation, Basel                           Schweizerische Effekten - Giro A.G.
                              (Swiss Bank Corporation Agreement 3/1/94)               (SEGA)

Taiwan                        Standard Chartered Bank, Taipei                         Taiwan Securities Central Depository
                              (Standard Chartered Bank Agmt. 2/18/92)                 Co. Ltd. (TSCD)

Thailand                      Hongkong & Shanghai Banking Corp. Ltd.,                 Thailand Securities Depository
                              Bangkok                                                 Company (TSD)
                              (Hongkong & Shanghai Banking Corp. Agmt. 4/19/91
                              Omnibus Amendment 12/29/93)

Transnational                                                                         Cedel Bank Societe
                                                                                      Anonyme, Luxembourg

                                                                                      Euroclear Clearance System

                                                                                      Societe Cooperative, Belgium

Turkey                         Citibank, N.A., Istanbul                               Takas ve Saklama Bankasi A.S. (TvS)
                               (Citibank N.A., New York Agmt. 7/16/81
                               New York Agmt. Amendment 8/31/90)                      Central Bank of Turkey (CBT)

United Kingdom                 Lloyds Bank PLC, London                                Central Gilts Office (CGO);
                                                                                      CREST;
                                                                                      Central Money Markets Office
                                                                                      (CMO)

Uruguay                        BankBoston, N.A. Montevideo                            None

Venezuela                      Citibank, N.A., Caracas                                The Caja Venezolana de
                               (Citibank N.A., New York Agreement 7/16/81             Valores (CVV)
                               New York Agreement Amendment 8/31/90)

Zambia                         Stanbic Bank Zambia Ltd., Lusaka                       Lusaka Central Depository

Zimbabwe                       Stanbic Bank Zimbabwe Ltd., Harare                     None


                                                                     Each of the Investment Companies Listed on
                                                                     Appendix "A" to the Custodian Agreement,
                                                                     on Behalf of Each of Their Respective
                                                                     Portfolios



                                                                     By:_______________________________
                                                                     Name: _____________________________
                                                                     Title: ______________________________

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